UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2016

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On September 15, 2016, the Board of Directors of G-III Apparel Group, Ltd. (the “Company”) appointed Sammy Aaron, Vice Chairman and a director of the Company, as the President of the Company, effective as of September 15, 2016. Mr. Aaron, age 57, will also continue to serve as Vice Chairman and a director of the Company. Morris Goldfarb, who previously held the title of President, will continue to serve as the Company’s Chairman and Chief Executive Officer.

The information concerning Mr. Aaron set forth in (i) the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2016 under the section entitled “Executive Officers Of The Registrant,” relating to his services as an officer of the Company and (ii) the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 9, 2016 under the section entitled “Proposal No. 1 — Election Of Directors,” relating to his business experience, are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: September 16, 2016

	By:	/s/ Neal S. Nackman
Name: Neal S. Nackman
Title: Chief Financial Officer